Amendment No. 2

                                     To The

               CNA EMPLOYEES' RETIREMENT BENEFIT EQUALIZATION PLAN

WHEREAS: The CNA Employees' Retirement Benefit Equalization Plan was established January 1, 1990 by CNA Financial Corporation and Continental Casualty Company to provide deferred compensation benefits for employees whose compensation exceeds the coverage limitations under the CNA Employees' Retirement Plan; and

WHEREAS: Said companies desire to amend the Plan to provide for the availability of a lump sum benefit upon Plan termination.

NOW, THEREFORE:

The following sections of the CNA Employees' Retirement Benefit Equalization Plan are hereby amended to read as set forth on the attached restated pages:

         Sections 2.0, 5.4, 6.3, and 7.2

The attached restated pages have been marked for  identification  "Amendment No.
2".

This Amendment shall become effective January 1, 1994.

Dated at Chicago, Illinois this 4th day of April, 1994.

ATTEST:                               CNA FINANCIAL CORPORATION

/S/MARY A. RIBIKAWSKIS     By /S/DONALD M. LOWRY
   Assistant Secretary           Senior Vice President,
                                 Secretary and General
Counsel

ATTEST:                              CONTINENTAL CASUALTY COMPANY

/S/MARY A RIBIKAWSKIS      By /S/DONALD M. LOWRY
   Assistant Secretary           Senior Vice President,
                                 Secretary and General Counsel


                                 Amendment No. 3

                                     To The

               CNA EMPLOYEES' RETIREMENT BENEFIT EQUALIZATION PLAN

WHEREAS: The CNA Employees' Retirement Benefit Equalization Plan was established January 1, 1990 by CNA Financial Corporation and Continental Casualty Company to provide deferred compensation benefits for employees whose compensation exceeds the coverage limitations under the CNA Employees' Retirement Plan; and

WHEREAS: Said companies desire to amend the Plan to revise the definition of compensation;

NOW, THEREFORE:

The following section of the CNA Employees' Retirement Benefit Equalization Plan is hereby amended to read as set forth on the attached restated page:

         Section 2.3

The attached restated page has been marked for identification "Amendment No. 3".

This Amendment shall become effective January 1, 1994.

Dated at Chicago, Illinois this 9th day of June, 1995.

ATTEST:                             CNA FINANCIAL CORPORATION

/S/MARY A. RIBIKAWSKIS    By /S/DONALD M. LOWRY
   Assistant Secretary          Senior Vice President, Secretary
                                and General Counsel

ATTEST:                             CONTINENTAL CASUALTY COMPANY

/S/MARY A. RIBIKAWSKIS       /S/DONALD M. LOWRY
   Assistant Secretary          Senior Vice President, Secretary
                                and General Counsel

2.3 "Compensation" means, for the purpose of determining the Excess Benefit and Supplemental Benefit under this Plan, compensation as defined in
         Section 1 of the Retirement Plan, but excluding any incentive compensation. Contributions to a participant's Deferred Account under the CNA Employees' Supplemental Savings Plan shall also be included as "Compensation."

2.4 "ERISA" means the Employee Retirement Income Security Act of 1974 and amendments thereto.

2.5 "Excess Benefit" means the excess, if any, of (i) the retirement allowance which would have been payable to or with respect to a participant under the Retirement Plan had the limitations on benefits imposed by Section 7 of the Retirement Plan not been applicable over
         (ii) the retirement allowance payable to or with respect to the participant under the Retirement Plan.

2.6 "Plan" means the CNA Employees Retirement Benefit Equalization Plan as from time to time in effect.

2.7      "Retirement Plan" means the CNA Employees' Retirement Plan.

2.8 "Supplemental Benefit" means the excess, if any, of (i) the retirement allowance that would have been payable to or with respect to a participant under the Retirement Plan had the amount of the participant's total annual compensation paid by the Company been included in the term "Compensation" under the Retirement Plan over (ii) the sum of (a) the retirement allowance payable to or with respect to the Participant under the Retirement Plan and (b) any Excess Benefit payable under this Plan.

                                    SECTION 3
                               Plan Participation

3.1      Participation

         Participation in the Plan shall be limited to those participants in the Retirement Plan and their surviving spouses, contingent annuitants and beneficiaries who, as a result of the limitations on benefits that may be paid or accrued under the Retirement Plan by reason of Section 415 of the Code and the limitation on compensation which may be taken into account under the Retirement Plan by reason of Section 401(a)(17) of the Code, receive or will receive a lesser amount of retirement income under the Retirement Plan than otherwise would be paid or payable in the absence of such limitations.